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[Norwest Equipment Finance LOGO]



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                   Norwest Equipment Finance, Inc.               Promissory Note
                   Suite 300
                   733 Marquette Avenue
                   Minneapolis, Minnesota 55479-2048
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For value received, the undersigned, PROFLIGHT, INC. hereby promises to pay to the order of Norwest Equipment Finance, Inc. (the "Lender") at its office in Minneapolis, Minnesota, or at such other place as may be designated from time to time by the holder hereof, the sum of $1,205,560.88 in installments according to the schedule set forth below; provided, however, that the undersigned and the Lender may agree to any other payment schedule, in which case any variations shall be set forth in the space provided for additional provisions. The first payment period shall begin on the 15th day of the month in which Lender disburses the loan proceeds if disbursement is made on or before the 15th day of such month, and the first payment period shall begin on the last day of such month if disbursement is made during the balance of such month. The first installment shall be payable on the first payment due date set forth below
(which may be the same as the date the first payment period begins). Subsequent installments shall be payable on the first day of each payment period beginning after the first payment period. The undersigned agrees that the date the first payment period begins may be left blank when this Note is executed and hereby authorized Lender to insert such date based upon the date the loan proceeds are disbursed.

PAYMENT SCHEDULE:       Date first payment period begins: ________________, 19__
                        First payment due: ______________________________ , 19__
                        Number of installments: SIXTY-ONE (6l)
                        Amount of each installment: $ SEE ADDITIONAL PROVISIONS
                        Payment period (check one):
                          [X] Monthly      [ ] Annually
                          [ ] Quarterly    [ ] Other--See Additional Provisions
                          [ ] Semi-annually
                        Annual interest rate used in computing payment
                           schedule: 9.75%
                        Principal amount of loan proceeds disbursed: $893,598.21

In addition to installment payments as set forth above, the undersigned agrees to pay Lender interim interest on the loan proceeds disbursed hereunder from the date of disbursement to the date the first payment period begins at the annual interest rate set forth above used in computing the payment schedule. Interim interest shall be due and payable on the date the first payment period begins.



ADDITIONAL PROVISIONS:

   PAYMENT SCHEDULE:

       SIXTY (60) PAYMENTS @ $14,719.61; THEN ONE (1) PAYMENT @ $322,384.28

If any installment is not paid when due, then in addition to any other remedy Lender may have hereunder, Lender may impose and, if imposed, the undersigned shall pay a late charge of 5% of the amount of the delinquent installment but in any event not more than permitted by applicable law. Payments thereafter received shall be applied first to delinquent installments and then to current installments.

This Note may be prepaid in whole or in part at anytime and from time to time but only if accompanied by a prepayment premium of 2% of the principal amount prepaid. Any partial prepayment shall be applied to the last maturing installment or installments. Upon any prepayment in full, the unearned portion of the interest will be refunded using the simple interest method.

The following shall constitute an Event of Default hereunder: (a) failure to pay any installment hereunder when due; (b) the occurrence of an event of default as defined in any security agreement or mortgage securing this Note; (c) the commencement of any bankruptcy or insolvency proceedings by or against the undersigned or any guarantor of this Note; and (d) any indebtedness the undersigned may now or hereafter owe to Norwest Bank Minnesota, National Association or any affiliate thereof shall be accelerated following a default thereunder or, if any such indebtedness is payable on demand, payment thereof shall be demanded. Upon the occurrence of an Event of Default, Lender may do any one or more of the following as it may elect: (i) upon written notice to the undersigned, declare the entire unpaid balance of the Note to be immediately due and payable, and the same (less unearned interest computed using the simple interest method as if this Note had been paid in full on the date it became due and payable) shall thereupon be and become immediately due and payable: (ii) exercise any one or more of the rights and remedies available to it under any security agreement or mortgage securing this Note or under any other agreement or by law.

The undersigned hereby waives presentment, notice of dishonor, and protest. The undersigned agrees to pay all costs of collection of this Note, including reasonable attorney's fees. The holder hereof may change the terms of payment of the Note by extension, renewal or otherwise, and release any security for, or party to, this Note and such action shall not release any accommodation maker, endorser, or guarantor from liability on this Note.

Dated NOVEMBER 13, 1996                   PROFLIGHT, INC.
------------------------          -----------------------------------
                                  Borrower

                                  By  /s/ Kevin L. Burkhardt
                                      -------------------------------

                                  Its  President
                                      -------------------------------



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[Norwest Equipment Finance Logo]          Norwest Equipment Finance, Inc.
                                          Suite 230
                                          9350 East Arapahoe Road
                                          Englewood, Colorado 80112
                                          303/792-5670
                                          Fax: 303/792-5653

November 13, 1996

Charles W. Bartholomew
2150 Oak Hills Drive
Colorado Springs, CO 80919

RE: Guaranty dated March 14, 1995 ("Guaranty")

Dear Charles:

Norwest Equipment Finance, Inc. ("NEFI") has agreed to extend additional credit to PROFLIGHT, INC. ("Debtor"). This letter is to notify you that the Obligations (as defined in the Guaranty) resulting from such extension of credit will be covered by your Guaranty.

Sincerely,

Norwest Equipment Finance, Inc.

/s/ Nancy A. Sheridan
Nancy A. Sheridan
Marketing Assistant




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[Norwest Equipment Finance Logo]          Norwest Equipment Finance, Inc.
                                          Suite 230
                                          9350 East Arapahoe Road
                                          Englewood, Colorado 80112
                                          303/792-5670
                                          Fax: 303/792-5653

November 13, 1996

Mr. Kevin L. Burkhardt
20417 Sagewood Lane
Parker, CO 80134

RE: Guaranty dated March 14, 1995 ("Guaranty")

Dear Kevin:

Norwest Equipment Finance, Inc. ("NEFI") has agreed to extend additional credit to PROFLIGHT, INC. ("Debtor"). This letter is to notify you that the Obligations (as defined in the Guaranty) resulting from such extension of credit will be covered by your Guaranty.

Sincerely,

Norwest Equipment Finance, Inc.

/s/ Nancy A. Sheridan
Nancy A. Sheridan
Marketing Assistant





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[Norwest Equipment Finance Logo]          Norwest Equipment Finance, Inc.
                                          Suite 230
                                          9350 East Arapahoe Road
                                          Englewood, Colorado 80112
                                          303/792-5670
                                          Fax: 303/792-5653

November 13, 1996

Mr. Andrew A. Hiestand
16056 E. Rice Place, #B
Aurora, CO 80015

RE: Guaranty dated March 14, 1995 ("Guaranty")

Dear Andrew:

     Norwest Equipment Finance, Inc. ("NEFI") has agreed to extend additional credit to PROFLIGHT, INC. ("Debtor"). This letter is to notify you that the Obligations (as defined in the Guaranty) resulting from such extension of credit will be covered by your Guaranty.

Sincerely,

Norwest Equipment Finance, Inc.

/s/ Nancy A. Sheridan
Nancy A. Sheridan
Marketing Assistant




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Dated: November 13, 1996

Norwest Equipment Finance, Inc.
Investors Building-Suite 300
733 Marquette Avenue
Minneapolis, Minnesota 55479-2048


Gentlemen:

In reference to Contract Number                       dated as of
November 13, 1996, you are irrevocably instructed to disburse payment as follows:


------------------------------------------------------------------------
Payee                              Invoice Number              Amount
------------------------------------------------------------------------
Payoff NEFI Contract #220631-700                            $393,598.21

GE Engine Services                  526-1016688             $250,000.00
GE Engine Services                  526-1016687             $250,000.00

TOTAL FINANCED                                              $893,598.21

Sincerely,

PROFLIGHT, INC.


By:    /s/ Kevin L. Burkhardt
    ______________________________

Its:         President
    ______________________________






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